Exhibit 99.1

THE BOEING COMPANY

LETTER OF TRANSMITTAL

OFFER TO EXCHANGE

UP TO $1,000,000,000 AGGREGATE PRINCIPAL AMOUNT OF ITS 6.259% SENIOR NOTES DUE 2027 WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, FOR ANY AND ALL OF ITS OUTSTANDING UNREGISTERED 6.259% SENIOR NOTES DUE 2027;

UP TO $1,500,000,000 AGGREGATE PRINCIPAL AMOUNT OF ITS 6.298% SENIOR NOTES DUE 2029 WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, FOR ANY AND ALL OF ITS OUTSTANDING UNREGISTERED 6.298% SENIOR NOTES DUE 2029;

UP TO $1,000,000,000 AGGREGATE PRINCIPAL AMOUNT OF ITS 6.388% SENIOR NOTES DUE 2031 WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, FOR ANY AND ALL OF ITS OUTSTANDING UNREGISTERED 6.388% SENIOR NOTES DUE 2031;

UP TO $2,500,000,000 AGGREGATE PRINCIPAL AMOUNT OF ITS 6.528% SENIOR NOTES DUE 2034 WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, FOR ANY AND ALL OF ITS OUTSTANDING UNREGISTERED 6.528% SENIOR NOTES DUE 2034;

UP TO $2,500,000,000 AGGREGATE PRINCIPAL AMOUNT OF ITS 6.858% SENIOR NOTES DUE 2054 WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, FOR ANY AND ALL OF ITS OUTSTANDING UNREGISTERED 6.858% SENIOR NOTES DUE 2054;

AND

UP TO $1,500,000,000 AGGREGATE PRINCIPAL AMOUNT OF ITS 7.008% SENIOR NOTES DUE 2064 WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, FOR ANY AND ALL OF ITS OUTSTANDING UNREGISTERED 7.008% SENIOR NOTES DUE 2064,

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON     , 2024 (THE “EXPIRATION TIME”), UNLESS THE EXCHANGE OFFER IS EXTENDED. TENDERS MAY BE WITHDRAWN PRIOR TO THE EXPIRATION TIME.

The Exchange Agent for the Exchange Offer is:

The Bank of New York Mellon Trust Company, N.A.

The Bank of New York Mellon Trust Company, N.A., as Exchange Agent

c/o BNY Mellon

Corporate Trust Operations – Reorganization Unit

500 Ross Street, Suite 625

Pittsburgh, PA 15262

Attn: Joseph Felicia

Tel: 315-414-3349

Email: CT_Reorg_Unit_Inquiries@bnymellon.com

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THIS LETTER OF TRANSMITTAL, INCLUDING THE ACCOMPANYING INSTRUCTIONS, SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

Holders of Original Notes (as defined below) should complete this Letter of Transmittal either if Original Notes are to be forwarded herewith or if tenders of Original Notes are to be made by book-entry transfer to an account maintained by the Exchange Agent at the book-entry transfer facility specified by the holder pursuant to the procedures set forth in “Description of the Exchange Offer—Book-Entry Transfer” and “Description of the Exchange Offer—Procedures for Tendering” in the Prospectus (as defined below) and an Agent’s Message (as defined below) is not delivered. If tender is being made by book-entry transfer, the holder must have an Agent’s Message delivered in lieu of this Letter of Transmittal.

Unless the context otherwise requires, the term “holder” for purposes of this Letter of Transmittal means any person in whose name Original Notes are registered or any other person who has obtained a properly completed bond power from the registered holder or any person whose Original Notes are held of record by The Depository Trust Company (“DTC”).

The undersigned acknowledges receipt of the Prospectus dated     , 2024 (as it may be amended or supplemented from time to time, the “Prospectus”) of The Boeing Company (the “Issuer”), and this Letter of Transmittal (the “Letter of Transmittal”), which together constitute the Issuer’s offer (the “Exchange Offer”) to exchange (i) up to $1,000,000,000 aggregate principal amount of its 6.259% senior notes due 2027 (the “2027 notes”); (ii) up to $1,500,000,000 aggregate principal amount of its 6.298% senior notes due 2029 (the “2029 notes”); (iii) up to $1,000,000,000 aggregate principal amount of its 6.388% senior notes due 2031 (the “2031 notes”); (iv) up to $2,500,000,000 aggregate principal amount of its 6.528% senior notes due 2034 (the “2034 notes”); (v) up to $2,500,000,000 aggregate principal amount of its 6.858% senior notes due 2054 (the “2054 notes”); and (vi) up to $1,500,000,000 aggregate principal amount of its 7.008% senior notes due 2064 (the “2064 notes”, and together with the 2027 notes, the 2029 notes, the 2031 notes, the 2034 notes and the 2054 notes, the “Exchange Notes”), which have each been registered under the Securities Act of 1933, as amended (the “Securities Act”), for, respectively, an equal aggregate principal amount of the Issuer’s outstanding unregistered 6.259% senior notes due 2027, 6.298% senior notes due 2029, 6.388% senior notes due 2031, 6.528% senior notes due 2034, 6.858% senior notes due 2054 and 7.008% senior notes due 2064 (collectively, the “Original Notes”).

For each Original Note accepted for exchange, the holder of such Original Note will receive a corresponding Exchange Note having a principal amount equal to that of the surrendered Original Note.

Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus.

YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE

PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT, WHOSE ADDRESS AND TELEPHONE NUMBER APPEAR ON THE FRONT PAGE OF THIS LETTER OF TRANSMITTAL.

The undersigned has completed the appropriate boxes below and signed this Letter of Transmittal to indicate the action that the undersigned desires to take with respect to the Exchange Offer.

PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS

CAREFULLY BEFORE CHECKING ANY BOX BELOW.

List below the Original Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and aggregate principal amounts of Original Notes should be listed on a separate signed schedule affixed hereto.

All Tendering Holders Complete Box 1:

Box 1 Description of Original Notes Tendered Herewith*
Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank, exactly as name(s) appear(s) on Certificate(s))	Series of Original Notes Being Tendered	Certificate or Registration Number(s) of Original Notes**	Aggregate Principal Amount Represented by Original Notes	Aggregate Principal Original Notes Being Tendered***

Total:

*	If the space provided is inadequate, list the certificate numbers and principal amount of Original Notes on a separate signed schedule and attach the list to this Letter of Transmittal.

**	Need not be completed by book-entry holders.

***

The minimum permitted tender is $2,000 in principal amount. All tenders must be in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof in principal amount. Unless otherwise indicated in this column, the holder will be deemed to have tendered the full aggregate principal amount represented by such Original Notes. See Instruction 2.

Box 2 Book-Entry Transfer

☐ CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

Account Number:

Transaction Code Number:

Holders of Original Notes that are tendering by book-entry transfer to the Exchange Agent’s account at DTC can execute the tender through DTC’s Automated Tender Offer Program (“ATOP”) for which the transaction will be eligible. DTC participants that are accepting the Exchange Offer must transmit their acceptances to DTC, which will verify the acceptance and execute a book-entry delivery to the Exchange Agent’s account at DTC. DTC will then send a computer-generated message (an “Agent’s Message”) to the Exchange Agent for its acceptance in which the holder of the Original Notes acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this Letter of Transmittal, and the DTC participant confirms on behalf of itself and the beneficial owners of such Original Notes all provisions of this Letter of Transmittal (including any representations and warranties) applicable to it and such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this Letter of Transmittal to the Exchange Agent. Each DTC participant transmitting an acceptance of the Exchange Offer with respect to a series of Original Notes through the ATOP procedures will be deemed to have agreed to be bound by the terms of this Letter of Transmittal. Delivery of an Agent’s Message by DTC will satisfy the terms of the Exchange Offer with respect to such series of Original Notes as to execution and delivery of a Letter of Transmittal by the participant identified in the Agent’s Message.

Box 3 Return of Non-Exchanged Original Notes Tendered by Book-Entry Transfer

☐ CHECK HERE IF ORIGINAL NOTES TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED ORIGINAL NOTES ARE TO BE RETURNED BY CREDITING THE ACCOUNT NUMBER SET FORTH ABOVE.

Box 4 Participating Broker-Dealer

☐   CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE ORIGINAL NOTES FOR YOUR OWN ACCOUNT AS A RESULT OF MARKET-MAKING OR OTHER TRADING ACTIVITIES AND WISH TO RECEIVE TEN (10) ADDITIONAL COPIES OF THE PROSPECTUS AND OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:

Address:

By signing or agreeing to be bound by the accompanying letter of transmittal, the undersigned represents that: (i) the undersigned is not an affiliate of Issuer’s or, if the undersigned is an affiliate, the undersigned will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable in connection with the resale of the Exchange Notes; (ii) the undersigned is acquiring the Exchange Notes in the ordinary course of its business; (iii) the undersigned is not participating, does not intend to participate, and has no arrangement or understanding with anyone to participate, in the distribution (within the meaning of the Securities Act) of the Exchange Notes; (iv) the undersigned is not a broker-dealer that purchased any of the Original Notes from the Issuer for resale pursuant to Rule 144A or any other available exemption under the Securities Act; and (v) if the undersigned is a broker-dealer, then the undersigned represents that it will receive Exchange Notes for its own account in exchange for Original Notes that were acquired as a result of market-making activities or other trading activities and the undersigned will deliver a prospectus meeting the requirements of the Securities Act (or to the extent permitted by law, make available a prospectus to purchasers) in connection with any resale of such Exchange Notes, provided that, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” (within the meaning of the Securities Act). A broker-dealer may not participate in the Exchange Offer with respect to Original Notes acquired other than as a result of market-making activities or other trading activities.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Issuer the aggregate principal amount of the Original Notes indicated above. Subject to, and effective upon, the acceptance for exchange of all or any portion of the Original Notes tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Issuer all right, title and interest in and to such Original Notes as are being tendered herewith.

The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of the Issuer, in connection with the Exchange Offer) with respect to the tendered Original Notes, with full power of substitution and resubstitution (such power of attorney being deemed an irrevocable power coupled with an interest) to (1) deliver certificates representing such Original Notes, or transfer ownership of such Original Notes on the account books maintained by the book-entry transfer facility specified by the holder(s) of the Original Notes, together, in each such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Issuer, (2) present and deliver such Original Notes for transfer on the books of the Issuer, (3) receive all benefits or otherwise exercise all rights and incidents of beneficial ownership of such Original Notes and (4) otherwise cause the Original Notes to be assigned, transferred and exchanged, all in accordance with the terms of the Exchange Offer.

The undersigned hereby represents and warrants that (a) the undersigned has full power and authority to tender, exchange, assign and transfer the Original Notes tendered hereby, (b) when such tendered Original Notes are accepted for exchange, the Issuer will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and (c) the Original Notes tendered for exchange are not subject to any adverse claims or proxies when the same are accepted by the Issuer. The undersigned hereby further represents that any Exchange Notes acquired in exchange for Original Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such Exchange Notes, whether or not such person is the undersigned, that neither the holder of such Original Notes nor any such other person is engaged in, or intends to engage in, a distribution of such Exchange Notes within the meaning of the Securities Act, or has an arrangement or understanding with any person to participate in the distribution of such Exchange Notes, and that neither the holder of such Original Notes nor any such other person is an “affiliate,” as such term is defined in Rule 405 under the Securities Act, of the Issuer.

The undersigned also acknowledges that the Exchange Offer is being made based on the Issuer’s understanding of an interpretation by the staff of the Securities and Exchange Commission (the “SEC”) as set forth in no-action letters issued to third parties, including Morgan Stanley & Co., Inc. (available June 5, 1991), Exxon Capital Holdings Corp. (available May 13, 1988), as interpreted in the SEC’s letter to Shearman & Sterling (available July 2, 1993), or similar no-action letters, that the Exchange Notes issued in exchange for the Original Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by each holder thereof (other than a broker-dealer who acquires such Exchange Notes directly from the Issuer for resale pursuant to Rule 144A under the Securities Act or any other available exemption under the Securities Act or any such holder that is an “affiliate” of the Issuer within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such holder’s business and such holder is not engaged in, and does not intend to engage in, a distribution of such Exchange Notes and has no arrangement or understanding with any person to participate in the distribution of such Exchange Notes. If a holder of the Original Notes is an affiliate of the Issuer, is not acquiring the Exchange Notes in the ordinary course of its business, is engaged in or intends to engage in a distribution of the Exchange Notes or has any arrangement or understanding with respect to the distribution of the Exchange Notes to be acquired pursuant to the Exchange Offer, such holder (x) may not rely on the applicable interpretations of the staff of the SEC and (y) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any secondary resale transaction. If the undersigned is a broker-dealer that will receive the Exchange Notes for its own account in exchange for the Original Notes, it represents that the Original Notes to be exchanged for the Exchange Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale or transfer of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

The undersigned will, upon request, execute and deliver any additional documents deemed by the Issuer or the Exchange Agent to be necessary or desirable to complete the exchange, assignment and transfer of the tendered Original Notes or transfer ownership of such Original Notes on the account books maintained by the book-entry transfer facility.

The undersigned further agrees that acceptance of any and all validly tendered Original Notes by the Issuer and the issuance of Exchange Notes in exchange therefor shall constitute performance in full by the Issuer of its obligations under the Registration Rights Agreement, dated as of May 1, 2024, as amended, among the Issuer and the representatives of the initial purchasers, relating to such Original Notes, and that the Issuer shall have no further obligations or liabilities under such Registration Rights Agreement except as provided in Section 5 (Indemnification and Contribution) of such agreement. The undersigned will comply with its obligations under the Registration Rights Agreement.

The Exchange Offer is subject to certain conditions as set forth in the Prospectus under the caption “Description of the Exchange Offer—Conditions to the Exchange Offer.” The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Issuer), as more particularly set forth in the Prospectus, the Issuer may not be required to exchange any of the Original Notes tendered hereby and, in such event, the Original Notes not exchanged will be returned to the undersigned at the address shown above, promptly following the expiration or termination of the Exchange Offer. In addition, the Issuer may amend the Exchange Offer at any time prior to the Expiration Date if any of the conditions set forth under “Description of the Exchange Offer—Conditions to the Exchange Offer” occur.

All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned. Tendered Original Notes may be withdrawn at any time prior to the Expiration Date in accordance with the procedures set forth in the terms of this Letter of Transmittal. Unless otherwise indicated herein in the box entitled “Special Delivery Instructions” below, please deliver the Exchange Notes (and, if applicable, substitute certificates representing the Original Notes for any Original Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of the Original Notes, please credit the account indicated above. Similarly, unless otherwise indicated under the box entitled “Special Delivery Instructions” below, please send the Exchange Notes (and, if applicable, substitute certificates representing the Original Notes for any Original Notes not exchanged) to the undersigned at the address shown above in the box entitled “Description of Original Notes Tendered Herewith.”

THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED “DESCRIPTION OF ORIGINAL NOTES TENDERED HEREWITH” ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE ORIGINAL NOTES AS SET FORTH IN SUCH BOX.

Box 5 SPECIAL REGISTRATION INSTRUCTIONS (See Instructions 4 and 5)

To be completed ONLY if certificates for the Original Notes not tendered and/or certificates for the Exchange Notes are to be issued in the name of someone other than the registered holder(s) of the Original Notes whose name(s) appear(s) above.

Issue: ☐ Original Notes not tendered to:
☐ Exchange Notes to:

Name(s):
(Please Print or Type)
Address:

(Include Zip Code)

Daytime Area Code and Telephone Number:

Taxpayer Identification or Social Security Number:

Box 6 SPECIAL DELIVERY INSTRUCTIONS (See Instructions 4 and 5)

To be completed ONLY if certificates for the Original Notes not tendered and/or certificates for the Exchange Notes are to be sent to someone other than the registered holder(s) of the Original Notes whose name(s) appear(s) above.

Issue: ☐ Original Notes not tendered to:
☐ Exchange Notes to:

Name(s):
(Please Print or Type)
Address:

(Include Zip Code)

Daytime Area Code and Telephone Number:

Taxpayer Identification or Social Security Number:

Box 7 TENDERING HOLDER(S) SIGN HERE (Complete accompanying Internal Revenue Service (“IRS”) Form W-9 or applicable IRS Form W-8)

Must be signed by the registered holder(s) (which term, for the purposes described herein, shall include the book-entry transfer facility whose name appears on a security listing as the owner of the Original Notes) of the Original Notes exactly as their name(s) appear(s) on the Original Notes hereby tendered or by any person(s) authorized to become the registered holder(s) by properly completed bond powers or endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth the full title of such person. See Instruction 4.

(Signature(s) of Holder(s))

Date:

Name(s):

(Please Print or Type)

Capacity (full title):

Address:

(Include Zip Code)

Daytime Area Code and Telephone Number:

Taxpayer Identification or Social Security Number:

GUARANTEE OF SIGNATURE(S) (If Required—See Instruction 4)

Authorized Signature:

Name:

Title:

Name of Firm:

Address of Firm:

(Include Zip Code)

Area Code and Telephone Number:

INSTRUCTIONS FORMING PART OF THE

TERMS AND CONDITIONS OF THE EXCHANGE OFFER

General

Please do not send certificates for Original Notes or Letters of Transmittal directly to the Issuer. Your certificates for Original Notes, together with your signed and completed Letter of Transmittal and any required supporting documents, should be mailed or otherwise delivered to the Exchange Agent at the address set forth on the first page hereof. The method of delivery of Original Notes, this Letter of Transmittal and all other required documents is at your sole option and risk and the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, or overnight or hand delivery service is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

1. Delivery of this Letter of Transmittal and Certificates. A holder of Original Notes (which term, for the purposes described herein, shall include the book-entry transfer facility whose name appears on a security listing as the owner of the Original Notes) may tender the same by (i) properly completing and signing this Letter of Transmittal or a facsimile hereof (all references in the Prospectus to the Letter of Transmittal shall be deemed to include a facsimile thereof) and delivering the same, together with the certificate or certificates, if applicable, representing the Original Notes being tendered and any required signature guarantees and any other documents required by this Letter of Transmittal, to the Exchange Agent at its address set forth above on or prior to the Expiration Date or (ii) complying with the procedure for book-entry transfer described below.

Holders of Original Notes that are tendering by book-entry transfer to the Exchange Agent’s account at DTC can execute the tender through DTC’s Automated Tender Offer Program (“ATOP”) for which the transaction will be eligible. DTC participants that are accepting the Exchange Offer must transmit their acceptance to DTC, which will verify the acceptance and execute a book-entry delivery to the Exchange Agent’s account at DTC. DTC will then send a computer-generated message (an “Agent’s Message”) to the Exchange Agent for its acceptance in which the holder of the Original Notes acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this Letter of Transmittal, and the DTC participant confirms on behalf of itself and the beneficial owners of such Original Notes all provisions of this Letter of Transmittal (including any representations and warranties) applicable to it and such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this Letter of Transmittal to the Exchange Agent. Each DTC participant transmitting an acceptance of the Exchange Offer through the ATOP procedures will be deemed to have agreed to be bound by the terms of this Letter of Transmittal.

Delivery of an Agent’s Message by DTC will satisfy the terms of the Exchange Offer as to execution and delivery of a Letter of Transmittal by the participant identified in the Agent’s Message.

No alternative, conditional, irregular or contingent tenders will be accepted. Each tendering holder, by execution of this Letter of Transmittal (or facsimile thereof), shall waive any right to receive notice of the acceptance of the Original Notes for exchange.

2. Partial Tenders; Withdrawals. Tenders of Original Notes will be accepted only in the minimum principal amount of $2,000 and integral multiples of $1,000 in excess thereof. If less than the entire principal amount of Original Notes evidenced by a submitted certificate is tendered, the tendering holder(s) must fill in the aggregate principal amount of Original Notes tendered in the column entitled “Description of Original Notes Tendered Herewith” in Box 1 above. A newly issued certificate for the Original Notes submitted but not tendered will be sent to such holder promptly after the Expiration Date, unless otherwise provided in the appropriate box on this Letter of Transmittal. All Original Notes delivered to the Exchange Agent will be deemed to have been tendered in full unless otherwise clearly indicated. Original Notes tendered pursuant to the Exchange Offer may be withdrawn at any time prior to the Expiration Date, after which tenders of Original Notes are irrevocable.

To be effective with respect to the tender of Original Notes, a written notice of withdrawal (which may be by facsimile or letter) must: (i) be received by the Exchange Agent at the address for the Exchange Agent set forth above before the Issuer notifies the Exchange Agent that it has accepted the tender of Original Notes pursuant to the Exchange Offer; (ii) specify the name of the person who tendered the Original Notes to be withdrawn; (iii) identify the Original Notes to be withdrawn (including the principal amount of such Original Notes, or, if applicable, the certificate numbers shown on the particular certificates evidencing such Original Notes and the principal amount of Original Notes represented by such certificates); (iv) include a statement that such holder is withdrawing its election to have such Original Notes exchanged; (v) specify the name in which any such Original Notes are to be registered, if different from that of the withdrawing holder; and (vi) be signed by the holder in the same manner as the original signature on this Letter of Transmittal (including any required signature guarantee). The Exchange Agent will return the properly withdrawn Original Notes promptly following receipt of notice of withdrawal. If Original Notes have been tendered pursuant to the procedure for book-entry transfer, any notice of withdrawal must specify the name and number of the account at the book-entry transfer facility to be credited with the withdrawn Original Notes or otherwise comply with the book-entry transfer facility’s procedures. All questions as to the validity, form and eligibility of notices of withdrawals, including time of receipt, will be determined by the Issuer, and such determination will be final and binding on all parties.

Any Original Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer. Any Original Notes which have been tendered for exchange but which are not accepted for exchange for any reason will be returned to the holder thereof without cost to such holder (or, in the case of Original Notes tendered by book-entry transfer into the Exchange Agent’s account at the book entry transfer facility pursuant to the book-entry transfer procedures described above, such Original Notes will be credited to an account with such book-entry transfer facility specified by the holder) promptly after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Original Notes may be retendered by following one of the procedures described under the caption “Description of the Exchange Offer—Procedures for Tendering” in the Prospectus at any time prior to the Expiration Date.

Neither the Issuer, any affiliate or assigns of the Issuer, the Exchange Agent nor any other person will be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give such notification (even if such notice is given to other persons).

3. Beneficial Owner Instructions. Only a holder of Original Notes (i.e., a person in whose name Original Notes are registered on the books of the registrar of, or, in the case of Original Notes held through book-entry, such book-entry transfer facility specified by the holder), or the legal representative or attorney-in-fact of a holder, may execute and deliver this Letter of Transmittal. Any beneficial owner of Original Notes who wishes to accept the Exchange Offer must arrange promptly for the appropriate holder to execute and deliver this Letter of Transmittal on his or her behalf through the execution and delivery to the appropriate holder of the “Instructions to Registered Holder from Beneficial Owner” form accompanying this Letter of Transmittal.

4. Signature on this Letter of Transmittal; Written Instruments and Endorsements; Guarantee of Signatures. If this Letter of Transmittal is signed by the registered holder(s) (which term, for the purposes described herein, shall include the book-entry transfer facility whose name appears on a security listing as the owner of the Original Notes) of the Original Notes tendered hereby, the signature must correspond exactly with the name(s) as written on the face of the certificates (or on such security listing) without alteration, addition, enlargement or any change whatsoever.

If any of the Original Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

If a number of Original Notes registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal (or facsimiles thereof) as there are different registrations of Original Notes.

When this Letter of Transmittal is signed by the registered holder(s) of Original Notes (which term, for the purposes described herein, shall include the book-entry transfer facility whose name appears on a security listing as the owner of the Original Notes) listed and tendered hereby, no endorsements of certificates or separate written instruments of transfer or exchange are required. If, however, this Letter of Transmittal is signed by a person other than the registered holder(s) of the Original Notes listed or the Exchange Notes are to be issued, or any untendered

Original Notes are to be reissued, to a person other than the registered holder(s) of the Original Notes, such Original Notes must be endorsed or accompanied by separate written instruments of transfer or exchange in form satisfactory to the Issuer and duly executed by the registered holder, in each case signed exactly as the name or names of the registered holder(s) appear(s) on the Original Notes and the signatures on such certificates must be guaranteed by an Eligible Guarantor Institution. If this Letter of Transmittal, any certificates or separate written instruments of transfer or exchange are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Issuer, submit proper evidence satisfactory to the Issuer, in its sole discretion, of such persons’ authority to so act.

Endorsements on certificates for the Original Notes or signatures on bond powers required by this Instruction 4 must be guaranteed by a member firm of a registered national securities exchange or of the Financial Industry Regulatory Authority, Inc., a commercial bank or trust company having an office or correspondent in the United States or another “eligible guarantor institution” within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (an “Eligible Guarantor Institution”).

Signatures on this Letter of Transmittal must be guaranteed by an Eligible Guarantor Institution, unless Original Notes are tendered: (i) by a registered holder (which term, for the purposes described herein, shall include the book-entry transfer facility whose name appears on a security listing as the owner of the Original Notes) who has not completed the box entitled “Special Registration Instructions” or “Special Delivery Instructions” on this Letter of Transmittal; or (ii) for the account of an Eligible Guarantor Institution.

5. Special Registration and Delivery Instructions. Tendering holders should indicate, in the applicable Box 5 or Box 6, the name and address in/to which the Exchange Notes and/or certificates for Original Notes not exchanged are to be issued or sent, if different from the name(s) and address(es) of the person signing this Letter of Transmittal. In the case of issuance in a different name, the tax identification number or social security number of the person named must also be indicated. A holder tendering the Original Notes by book-entry transfer may request that the Original Notes not exchanged be credited to such account maintained at the book-entry transfer facility as such holder may designate. See Box 3.

If no such instructions are given, the Exchange Notes (and any Original Notes not tendered or not accepted) will be issued in the name of and sent to the holder signing this Letter of Transmittal or deposited into such holder’s account at the applicable book-entry transfer facility.

6. Transfer Taxes. The Issuer shall pay all transfer taxes, if any, applicable to the transfer and exchange of the Original Notes to them or their order pursuant to the Exchange Offer. If, however, the Exchange Notes are delivered to or issued in the name of a person other than the registered holder, or if a transfer tax is imposed for any reason other than the transfer and exchange of Original Notes to the Issuer or the Issuer’s order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Original Notes listed in this Letter of Transmittal.

7. Waiver of Conditions. The Issuer reserves the absolute right to waive, in whole or in part, any of the conditions to the Exchange Offer set forth in the Prospectus.

8. Mutilated, Lost, Stolen or Destroyed Securities. Any holder whose Original Notes have been mutilated, lost, stolen or destroyed, should promptly contact the Exchange Agent at the address set forth on the first page hereof for further instructions. The holder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificate(s) have been completed.

9. No Conditional Tenders; No Notice of Irregularities. No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Original Notes for exchange. The Issuer reserves the right, in its reasonable judgment, to waive any defects, irregularities or conditions of tender as to particular Original Notes. The Issuer’s interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Original Notes must be cured within such time as the Issuer shall determine. Although the Issuer intends to notify holders of defects or irregularities with respect to tenders of Original Notes, neither the Issuer, the Exchange Agent nor any other person is under any obligation to give such notice nor shall they incur any liability for failure to give such notification. Tenders of Original Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Original Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holder promptly following the Expiration Date.

10. Requests for Assistance or Additional Copies. Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number set forth on the first page hereof.

IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE OR COPY THEREOF (TOGETHER WITH CERTIFICATES OF ORIGINAL NOTES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.